Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of August 19, 2021 by and among Rafael Holdings, Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

Recitals

A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act; and

B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, shares (the “Shares”) of the Company’s Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”).

C.  Contemporaneously with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Company’s Knowledge” means the actual knowledge of any director or executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Environmental Laws” has the meaning set forth in Section 4.16.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” has the meaning set forth in Section 4.27.

“GAAP” has the meaning set forth in Section 4.18.

“Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes.

“Investor Questionnaire” has the meaning set forth in Section 3.1.

“Major Investor” means any Investor that, together with its Affiliates, has agreed to a Subscription Amount of $30 million or more.

“Material Adverse Effect” means a circumstance that could reasonably be expected to be, individually or in the aggregate, a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business, prospects or properties of the Company and its Subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following occurring after the date hereof, alone or in combination, be deemed to constitute, or be taken into account in determining whether a Material Adverse Effect has occurred: (1) any adverse effect resulting directly or indirectly from general business or economic conditions, except to the extent such general business or economic conditions have a materially disproportionate effect on the Company as compared to companies in the Company’s industry, (2) any change in the Company’s stock price or trading volume, or (3) any effect caused by the announcement or pendency of the transactions contemplated by the Transaction Documents, or the identity of any Investor or any of its Affiliates as the purchaser in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company and has been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of June 17, 2021, by and among the Company, RH Merger I, Inc., RH Merger II, LLC and Rafael Pharmaceuticals, Inc., as the same may be amended and/or restated from time to time.

“NYSE” means The New York Stock Exchange.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” means each of SVB Leerink LLC and Raymond James & Associates, Inc.

“Press Release” has the meaning set forth in Section 9.7.

“Rafael Pharma” means Rafael Pharmaceuticals, Inc..

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Required Investors” has the meaning set forth in the Registration Rights Agreement.

“SEC Filings” has the meaning set forth in Section 4.

“Selling Stockholder Questionnaire” has the meaning set forth in Section 3.1.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Class B Common Stock).

“Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Shares purchased hereunder as specified opposite such Investor’s name on Exhibit A attached hereto, under the column entitled “Aggregate Purchase Price of Shares,” in U.S. Dollars and in immediately available funds.

“Subsidiaries” has the meaning set forth in Section 4.1.

“Trading Day” means a day on which NYSE is open for trading.

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“Transfer Agent” has the meaning set forth in Section 7.5.

“1933 Act” has the meaning set forth in the Recitals.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and the Investors will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto at a price per Share equal to $35.00.

3. Closing.

3.1. The closing of the purchase and sale of the Shares (which Shares are set forth in the Schedule of Investors) pursuant to this Agreement (the “Closing”) shall be held no later than 10:00 AM (Eastern Time) on August 24, 2021 at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116, or on such other date and place as may be agreed to by the Company and the Investors (the “Closing Date”). At or prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Investor Questionnaire and the Selling Stockholder Notice and Questionnaire in the forms attached hereto as Appendix I and Appendix II (the “Investor Questionnaire” and the “Selling Stockholder Questionnaire,” respectively).

3.2. On the Closing Date, each Investor shall deliver or cause to be delivered to the Company the Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the Closing Date.

3.3. At or before the Closing, the Company shall deliver or cause to be delivered to each Investor a number of Shares, registered in the name of the Investor, in the amount set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The Shares shall be issued in book entry form or, upon request of an Investor, certificated form.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as otherwise described in the Company’s filings pursuant to the 1934 Act (collectively, the “SEC Filings”), which qualify these representations and warranties in their entirety, as of the date hereof:

4.1. Organization, Good Standing and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets, to execute and deliver the Transaction Documents, to carry out the provisions of the Transaction Documents, to issue and sell the Shares and to carry on its business as presently conducted as described in the SEC Filings. Each of the Company’s Subsidiaries required to be disclosed pursuant to Item 601(b)(21) of Regulation S-K in an exhibit to its annual report on Form 10-K filed with the SEC for the year ended July 31, 2020 (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business to own and use its properties. Neither the Company nor any of its Subsidiaries is in violation or default in any material respect of any of the provisions of its respective articles of association, charter, certificate of incorporation, bylaws, limited partnership agreement or other organizational or constitutive documents. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign entity and is in good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except to the extent any failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2. Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance and delivery of the Shares. Each of the Transaction Documents has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitute valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

4.3. Capitalization. As of April 30, 2021, the capitalization of the Company was in all material respects as set forth in the Company’s quarterly report on Form 10-Q filed with the SEC for the quarter ended April 30, 2021. Since April 30, 2021, the Company has not issued any capital stock, other than pursuant to the exercise of warrants outstanding as of such date or the exercise of employee stock options or settlement of restricted stock units under the Company’s stock options plans. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and none of such shares were issued in violation of any pre-emptive rights and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement. Except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Shares hereunder will not obligate the Company to issue shares of Class B Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4. Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5. Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the rules and regulations of NYSE, which the Company undertakes to file within the applicable time periods, and other than the registration statement required to be filed by the Registration Rights Agreement.

4.6. Delivery of SEC Filings. True and complete copies of the SEC Filings have been made available by the Company to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR System”) (other than any information for which the Company has received confidential treatment from the SEC).

4.7. No Material Adverse Change. Since April 30, 2021, except as specifically set forth in a subsequent SEC Filing, there has not been:

(i)   any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the three months ended April 30, 2021, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ii) any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(vi) any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the SEC pursuant to Item 601(b)(10) of Regulation S-K;

(vii) any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or

(x) any other event or condition that, to the Company’s Knowledge, has had or would reasonably be expected to have a Material Adverse Effect.

4.8. SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof. At the time of filing thereof, such SEC Filings complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.9. No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares in accordance with the provisions thereof will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or its Subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract except, in the case of clauses (i)(b) and (ii) only, for such conflicts, breaches, violations and defaults as have not and would not reasonably be expected to have a Material Adverse Effect. This Section does not relate to matters with respect to tax status, which are the subject of Section 4.11, employee relations and labor matters, which are the subject of Section 4.14, intellectual property, which are the subject of Section 4.15, and environmental laws, which are the subject of Section 4.16.

4.10. Compliance.  The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

4.11. Tax Matters. The Company and its Subsidiaries have filed all tax returns required to have been filed by the Company or its Subsidiaries with all appropriate governmental agencies and have paid all taxes shown thereon or otherwise owed by them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.18 below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or its Subsidiaries has not been finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. There are no material tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any of their respective material assets or property.

4.12. Title to Properties. Except as disclosed in the SEC Filings, the Company and its Subsidiaries have good and marketable title to all real properties and all other tangible properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as disclosed in the SEC Filings, the Company and its Subsidiaries hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company are in compliance and with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect .

4.13. Certificates, Authorities and Permits. The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where failure to so possess would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its Subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.14. Labor Matters.

(a) Neither the Company nor its Subsidiaries are parties to or bound by any collective bargaining agreements or other agreements with labor organizations.

(b) No labor dispute with the employees of the Company or any of its Subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Knowledge of the Company, is threatened or imminent that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.15. Intellectual Property. Except as expressly contemplated by the SEC Filings, the Company and its Subsidiaries own, possess, license or have other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets described in the SEC Filings as necessary or material for use in connection with its businesses as currently conducted (collectively, the “Intellectual Property Rights”). There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business or the business of its Subsidiaries as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing material infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights. All material licenses or other material agreements under which the Company is granted rights to Intellectual Property are, to the Company’s Knowledge, in full force and effect and, to the Company’s Knowledge, there is no material default by any other party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby. The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any Intellectual Property that is material to the conduct of the Company’s business as currently conducted.

To the Company’s Knowledge, (i) the Company has sole and exclusive ownership of or valid license rights to any and all Intellectual Property Rights owned or purported to be owned by or licensed to the Company, (ii) there are no rights of any third parties to any Intellectual Property Rights, (iii) the Company does not lack or will not be unable to obtain any rights or licenses to use all Intellectual Property Rights that are, or would be, necessary to conduct the business now conducted or proposed to be conducted by the Company, and (iv) the Company is not aware of any facts which would form a reasonable basis for a claim of unenforceability or invalidity of any of the patents of the Company.

The Company is not aware of any fact with respect to any of the patent applications of the Company presently on file with the United States Patent and Trademark Office or any foreign patent office that (i) would preclude the issuance of a patent with respect to any such applications, (ii) would lead to a conclusion that any such patent, when issued, would not be valid and enforceable in accordance with applicable law and regulations or (iii) would result in any third party having any rights in any patent issuing from any such patent applications.

The Company is not aware of any fact with respect to any issued patents with the United States Patent and Trademark Office or any foreign patent office that (i) would lead to a conclusion that any such patent is not valid and enforceable in accordance with applicable law and regulations or (ii) would result in any third party having any rights in any such patent.

To the Company’s Knowledge, all material published literature, patent references, and other pertinent information relating to the inventions claimed in any patents or patent applications of the Company has been disclosed, or will be disclosed, to the United States Patent and Trademark Office in accordance with 37 C.F.R. § 1.56.

4.16. Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.17. Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may reasonably be expected to become a party or to which any property of the Company is or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the 1933 Act or the 1934 Act.

4.18. Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act).

4.19. Insurance Coverage. The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; the Company reasonably believes such insurance insures against such losses and risks in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses and which is commercially reasonably for the current conduct of its business; all such insurance is fully in force on the date hereof.

4.20. Compliance with NYSE Continued Listing Requirements. The Company is in compliance with applicable NYSE continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Class B Common Stock on NYSE and the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Class B Common Stock from NYSE.

4.21. Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.22. No Directed Selling Efforts or General Solicitation. Neither the Company nor any of its Subsidiaries nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares

4.23. No Integrated Offering. Neither the Company nor any of its Subsidiaries nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

4.24. Private Placement. The offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.25. Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of the current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its Subsidiaries, has on behalf of the Company or its Subsidiaries: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful rebate, payoff, influence payment, kickback, bribe or other unlawful payment of any nature or (f) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.26. Transactions with Affiliates. Except with respect to the purchase of shares of Class B Common Stock substantially concurrent with the purchase of Shares under the Transaction Documents and for a price per share no less than the purchase price per Share set forth in Section 2 hereof, or as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.27. Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the 1934 Act, as the case may be, is being prepared. The Company has established internal control over financial reporting (as defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures and the Company’s internal control over financial reporting (collectively, “internal controls”) as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of such internal controls based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.28. Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29. Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company or its Subsidiaries that are described in the SEC Filings were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the U.S. Food and Drug Administration (the “FDA”) or any foreign governmental body exercising comparable authority (together, the “Regulatory Authorities”), standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company and all applicable statutes and all applicable rules and regulations of the FDA or any foreign governmental body exercising comparable authority and applicable Good Clinical Practice and Good Laboratory Practice requirements; the descriptions of the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company or its Subsidiaries, contained in the SEC Filings are accurate and complete in all material respects; the Company is not aware of and has no Knowledge of any other studies, tests or preclinical and clinical trials, the results of which call into question the results described in the SEC Filings; the Company and its Subsidiaries have operated at all times and are currently in compliance in all respects with all applicable statutes, rules and regulations of the FDA, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; the Company has not failed to file with the Regulatory Authorities any required filing, declaration, listing, registration, report or submission with respect to the Company’s product candidates that are described or referred to in the SEC Filings, all such filings, declarations, listings, registrations, reports or submissions, as applicable, were in material compliance with applicable laws when filed, and no material deficiencies regarding compliance with applicable law have been asserted by the FDA with respect to any such filings, declarations, listings, registrations, reports or submissions; and the Company has not received any notices or correspondence from the FDA, any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board requiring the termination, suspension, material modification or clinical hold of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

4.30. Manipulation of Price.  The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

4.31. Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the 1933 Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

4.32. Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor, to the Company’s Knowledge, any other Person acting on its behalf has provided any of the Investors with any information that it believes constitutes material, non-public information that will not otherwise be disclosed in the SEC Filings on or prior to the Closing Date. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

4.33. Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

4.34. General. No representation or warranty by the Company in this Agreement or any certificate or other document furnished or to be furnished to Investor pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. To the Knowledge of the Company, there is no event or circumstance that the Company has not disclosed to Investor which could reasonably be expected to have a Material Adverse Effect.

5. Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that:

5.1. Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

5.2. Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.3. Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold the Shares for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4. Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5. Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Investor acknowledges receipt of copies of the SEC Filings. Based on the information such Investor has deemed appropriate, and without reliance upon any Placement Agent, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6. Restricted Securities. Such Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7. Legends. It is understood that, except as provided below, certificates evidencing the Shares may bear the following or any similar legend:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended. These securities are subject to transfer and other restrictions set forth in a SECURITIES Purchase Agreement, dated AUGUST 19, 2021, copies of which are on file with the Company. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

5.8. Accredited Investor. At the time such Investor was offered the Shares, it was and, as of the date hereof, such Investor is an “accredited investor” within the meaning of Rule 501 under the 1933 Act and has executed and delivered to the Company its Investor Questionnaire, which such Investor represents and warrants is true, correct and complete. Such investor is a sophisticated institutional investor with sufficient knowledge, sophistication and experience in business, including transactions involving private placements in public equity, to properly evaluate the risks and merits of its purchase of the Shares. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares.

5.9. Placement Agents. Such Investor hereby acknowledges and agrees that it has independently evaluated the merits of its decision to purchase the Shares, and that (a) each Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (b) neither Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character nor has provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Documents, (c) neither Placement Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company and (d) Investor hereby waives any claims that it otherwise might assert against either Placement Agent in respect of the transactions contemplated by the Transaction Documents.

5.10. No General Solicitation. Such Investor did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

5.11. Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12. Short Sales and Confidentiality Prior to the Date Hereof.  Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company, either Placement Agent or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof.  Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.  The Investor, its Affiliates and authorized representatives and advisors who are aware of the transactions contemplated hereby, maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.13. No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

5.14. No Intent to Effect a Change of Control; Ownership. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act and under the rules of NYSE. Except as set forth in its Selling Stockholder Questionnaire, as of the date hereof, neither the Investor nor any of its Affiliates is the owner of record or the beneficial owner of shares of Class B Common Stock or securities convertible into or exchangeable for Class B Common Stock.

5.15. No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

5.16. No Rule 506 Disqualifying Activities. Such Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the 1933 Act.

5.17. Residency. Such Investor is a resident of or an entity organized under the jurisdiction specified below its address on the Schedule of Investors.

5.18. ERISA. If Investor is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”) or (3) an entity deemed to hold “plan assets” of any such plan or account, Investor hereby represents and warrants, solely for purposes of assisting the Placement Agent in relying on the exception from fiduciary status under U.S. Department of Labor Regulations set forth in Section 29 CFR 2510.3-21(c)(1), that a fiduciary acting on its behalf is causing the Investor to enter into this Agreement and the transactions contemplated hereby and that such fiduciary:

(a) is an entity specified in Section 29 CFR 2510.3-21(c)(1)(i)(A)-(E);

(b) is independent (for purposes of Section 29 CFR 2510.3-21(c)(1)) of the Placement Agent;

(c) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the Investor’s transaction hereunder;

(d) has been advised that, with respect to the Placement Agent, neither the Placement Agent nor any of its respective affiliates has undertaken or will undertake to provide impartial investment advice, or has given or will give advice in a fiduciary capacity, in connection with the Investor’s transactions contemplated hereby;

(e) is a “fiduciary” under Section 3(21)(a) of ERISA or Section 4975(e)(3) of the Code, or both, as applicable, with respect to, and is responsible for exercising independent judgment in evaluating, the Investor’s transactions contemplated hereby; and

(f) understands and acknowledges that no fees, compensation arrangements or financial interests provided for in connection with the transactions contemplated hereby is a fee or other compensation for the provision of investment advice, and that neither the Placement Agent nor any of its affiliates, nor any of their respective directors, officers, members, partners, employees, principals or agents, has received or will receive a fee or other compensation from Investor or such fiduciary for the provision of investment advice in connection with the Investor’s transactions contemplated hereby.

5.19. Merger Agreement. Investor acknowledges that, as of the date hereof, (i) the Company is a party to the Merger Agreement, pursuant to which the Company agreed to acquire Rafael Pharma as more specifically set forth in the Merger Agreement (the “Merger Transaction”), (ii) the Merger Transaction (A) has not closed, (B) may not close within the timeframe contemplated under the Merger Agreement and (C) in the event the Merger Agreement is terminated in accordance with its own terms prior to any such closing, may not close at all, (iii) in connection with the Merger Transaction, the Company expects to file a registration statement on Form S-4 that includes certain information regarding Rafael Pharma, including the financial statements of Rafael Pharma (the “Rafael Pharma Information”), (iv) the Rafael Pharma Information has not been and will not be provided to Investor prior to the Closing, and (v) Investor does not require the Rafael Pharma Information to make its investment decision with respect to the purchase of the Shares and has otherwise had an opportunity to receive, review and understand all information related to Rafael Pharma, the Merger Agreement and Merger Transaction requested by it and to ask questions of and receive answers from the Company regarding Rafael Pharma, the Merger Agreement and Merger Transaction, and has conducted and completed its own independent due diligence.

The Company acknowledges and agrees that the representations contained in this Section 5 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

6. Conditions to Closing.

6.1. Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date hereof and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents, including the waiver of any applicable registration rights that could affect the rights of the Investors under the Registration Rights Agreement, all of which shall be in full force and effect.

(c) The Company shall have executed and delivered the Registration Rights Agreement.

(d) The Company shall have filed with NYSE a Supplemental Listing Application for the listing of the Shares, a copy of which shall have been made available to the Investors upon request.

(e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(f) The Investors shall have received an opinion from Latham & Watkins LLP, the Company’s counsel, dated as of the Closing Date, in a customary form reasonably acceptable to the Investors.

(g) No stop order or suspension of trading shall have been imposed by NYSE, the SEC or any other governmental or regulatory body with respect to public trading in the Class B Common Stock.

6.2. Conditions to Obligations of the Company. The Company’s obligation to sell and issue Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by the Investors in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b) Each Investor shall have executed and delivered the Registration Rights Agreement, an Investor Questionnaire and a Selling Stockholder Questionnaire.

(c) Any Investor purchasing Shares at the Closing shall have paid in full its Subscription Amount to the Company.

6.3. Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i)   Upon the mutual written consent of the Company, any and all Major Investors and Investors that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement;

(ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor;

provided, however, that, except in the case of clause (i)  above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company.

7.1. Information. From the date hereof until the Closing, the Company will make reasonably available to the Investors’ representatives, consultants and their respective counsels for inspection, such information and documents as the Investor reasonably requests, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company; provided, however, that in no event shall the Company be required to disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors.

7.2. NYSE Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Class B Common Stock on NYSE and, in accordance therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.3. Termination of Covenants. The provisions of Sections 7.1, 7.2, 7.10 and 7.12 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

7.4. Form D. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of an Investor.

7.5. Removal of Legends. In connection with any sale or disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall cause the transfer agent for the Class B Common Stock (the “Transfer Agent”) to timely remove any restrictive legends related to the book entry account holding such Shares and make a new, unlegended entry for such book entry Shares sold or disposed of without restrictive legends, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Shares (i) have been sold pursuant to an effective registration statement, (ii) such time as the Shares have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates or book entries evidencing the Investor’s Shares to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Shares. When the Company is required to cause an unlegended certificate or book entry to replace a previously issued legended certificate or book entry, if: (1) the unlegended certificate or book entry is not delivered to an Investor within three (3) Business Days of submission by that Investor of a legended certificate or book entry and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such unlegended certificate or book entry is received by the Investor, the Investor, or any third party on behalf of such Investor or for the Investor’s account, purchases (in an open market transaction or otherwise) shares of Class B Common Stock to deliver in satisfaction of a sale by the Investor of shares represented by such certificate or book entry (a “Buy-In”), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Class B Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

Delivery of Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Investors by crediting the account of the Investor’s prime broker with the Depository Trust Company (“DTC”) as directed by such Investor. The Company warrants that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If an Investor effects a transfer of the Shares in accordance with this Agreement, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Investor to effect such transfer. The Company shall be responsible for the fees of its Transfer Agent associated with such issuance.

7.6. Pledge of Securities. The Company acknowledges and agrees that its Shares may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Investor effecting a pledge of Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of the Transaction Documents, including Section 7.5 hereof, in order to effect a sale, transfer or assignment of Shares to such pledgee.

7.7. Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Investor understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Class B Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the 1933 Act, as set forth in Item 239.10 of the 1933 Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

7.8. Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Class B Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Class B Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

7.9. Merger Agreement. The Company shall not consent to any amendment, modification or waiver of the Merger Agreement or the 56% Warrant, as such term is defined in the Merger Agreement, as each of the same exists on the date hereof, or any terms thereof, that would reasonably be expected to materially and adversely affect the economic benefits that an Investor would reasonably expect to receive under this Agreement without having received the prior written consent of the Required Investors (not to be unreasonably withheld, conditioned or delayed).

7.10. Subsequent Equity Sales. The Company shall not effect or enter into an agreement to effect any “Variable Rate Transaction”. The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Class B Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Class B Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Class B Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. For the avoidance of doubt, the issuance of a security which is subject to customary anti-dilution protections, including where the conversion, exercise or exchange price is subject to adjustment as a result of stock splits, reverse stock splits and other similar recapitalization or reclassification events, shall not be deemed to be a “Variable Rate Transaction.”

7.11. Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

7.12. Preservation of Rights. The Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted under the Registration Rights Agreement, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in the Registration Rights Agreement.

8. Survival and Indemnification.

8.1. Survival. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing for a period of three hundred sixty five (365) days after the date hereof and thereafter shall have no further force and effect; provided that, subject to Section 7.3, the terms of Sections 7.5, 7.9, 7.10, 7.11 and 7.12 shall survive beyond such period until such time as no Investor holds any of the Shares.

8.2. Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Investors, the officers, directors, partners, members, and employees of each Investor, each Person who controls any such Investor (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, members and employees of each such controlling Person (each, an “Investor Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Investor Indemnified Party may become subject under the 1933 Act, the 1934 Act, or any other federal or state statutory law or regulation (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, and will reimburse each Investor Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Investor Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Investor Indemnified Party (or its related parties) to comply with the covenants and agreements contained herein, or (ii) the inaccuracy of any representations made by such Investor Indemnified Party (or its related parties) herein.

8.3. Indemnification by Investors. Each Investor shall severally, and not jointly, indemnify and hold harmless the other Investors and the Company, its directors, officers, and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, partners, members or employees of such controlling Persons (each, a “Company Indemnified Party”), against any losses, claims, damages, liabilities or expenses to which Company Indemnified Party may become subject, under the 1933 Act, the 1934 Act, or any other federal or state statutory law or regulation (including in settlement of any litigation, if such settlement is effected with the written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Investor to comply with the covenants and agreements contained herein or (ii) the inaccuracy of any representation made by such Investor herein, in each case to the extent, and will reimburse each Company Indemnified Party for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by such Company Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, provided, however, that the foregoing indemnity shall not apply to any damages which resulted from a breach of any of the Company’s representations, warranties, covenants or agreements contained in this Agreement or other Transaction Documents. No Investor shall be liable for the indemnification obligations of any other Investor and no investor’s liability shall exceed their Subscription Amount.

8.4. Indemnification Procedure. Promptly after any Investor Indemnified Party or Company Indemnified Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.

9. Miscellaneous.

9.1. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Class B Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4. Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the first Business Day following such transmission or (c) received or rejected by the addressee, if sent by United States of America certified or registered mail, return receipt requested; in each case to the following addresses or facsimile numbers and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number or individual as a party may designate by notice to the other parties):

If to the Company:

Rafael Holdings, Inc.

520 Broad Street

Newark, NJ 07102

Attention: Chief Financial Officer

With a copy (which will not constitute notice) to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Facsimile: (617) 948-6001

Attention: Peter N. Handrinos

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.5. Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of counsel for each Major Investor not to exceed $25,000 for with respect to each Major Investor (together with its Affiliates), regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel. Such expenses shall be paid at the Closing or, if the Closing does not occur, within five (5) Business Days of the termination of this Agreement. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys’ fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents.

9.6. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) prior to the Closing, Investors that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement and any and all Major Investors and (b) following the Closing, the Required Investors. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor and (ii) following the Closing, each holder of any Shares purchased under this Agreement at the time outstanding, and in each case, each future holder of all such Shares and the Company.

9.7. Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior written consent of the Company (in the case of a release or announcement by the Investors) or the Required Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market. By 9:00 A.M. (New York City time) on the Trading Day immediately following the date of this Agreement, the Company shall issue a press release disclosing all material terms of transactions contemplated by this Agreement (the “Press Release”). No later than 5:30 p.m. (New York City time) on the fourth Business Day following the date of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. The parties acknowledge that from and after the filing of the 8-K, no Investor shall be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, regarding the transactions contemplated by the Transaction Agreements

9.8. Third-Party Beneficiaries. Each of the Company and each Investor acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the representations and warranties contained in Sections 4 and 5, respectively.

9.9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.10. Entire Agreement. This Agreement, including the signature pages and Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.11. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law). Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	RAFAEL HOLDINGS, INC.

	By:	/s/ Ameet Mallik
Name: Ameet Mallik
Title: Chief Executive Officer

Park West Investors Master Fund, Limited
By: Park West Asset Management LLC
Its: Investment Manager

Signature:	/s/ Grace Jimenez
Name:	Grace Jimenez
Title:	Chief Financial Officer

Investor Information
Entity Name:	Park West Investors Master Fund, Limited
Contact Person:	Jacia Monaco
Address:	900 Larkspur Landing Circle, Suite 165
City:	Larkspur
State:	CA
Zip Code:	94939
Telephone:	415-524-2900
Facsimile:	415-524-2942
Email:	operations@parkwestllc.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Park West Investors Master Fund, Limited

Park West Partners International, Limited
By: Park West Asset Management LLC
Its: Investment Manager

Signature:	/s/ Grace Jimenez
Name:	Grace Jimenez
Title:	Chief Financial Officer

Investor Information
Entity Name:	Park West Partners International, Limited
Contact Person:	Jacia Monaco
Address:	900 Larkspur Landing Circle, Suite 165
City:	Larkspur
State:	CA
Zip Code:	94939
Telephone:	415-524-2900
Facsimile:	415-524-2942
Email:	operations@parkwestllc.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Park West Partners International, Limited

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Newtyn Partners, LP

Signature:	/s/ Noah G Levy
Name:	Noah G. Levy
Title:	Managing Member of Ledo Capital LLC, the general partner of Newtyn Capital Partners, LP, the general partner of Newtyn Partners, LP

Investor Information
Entity Name:	Newtyn Partners, LP
Contact Person:	Noah G Levy
Address:	60 East 42nd Street, Suite 960
City:	New York
State:	New York
Zip Code:	10165
Telephone:	212-446-2468
Facsimile:	212-446-2461
Email:	nlevy@newtyn.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Newtyn Partners, LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Newtyn TE Partners, LP

Signature:	/s/ Noah G Levy
Name:	Noah G. Levy
Title:	Managing Member of Ledo Capital LLC, the general partner of Newtyn Capital Partners, LP, the general partner of Newtyn Partners, LP

Investor Information
Entity Name:	Newtyn TE Partners, LP
Contact Person:	Noah G Levy
Address:	60 East 42nd Street, Suite 960
City:	New York
State:	New York
Zip Code:	10165
Telephone:	212-446-2468
Facsimile:	212-446-2461
Email:	nlevy@newtyn.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Newtyn TE Partners, LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

Deep Track Biotechnology Master Fund, Ltd.

Signature:	/s/ Nir Messafi
Name:	Nir Messafi
Title:	Authorized Person

Investor Information	Deep Track Biotechnology Master Fund, Ltd.
Entity Name:	Deep Track Biotechnology Master Fund, Ltd.
Contact Person:	Nir Messafi
Address:	200 Greenwich Ave, 3rd Fl.,
City:	Greenwich
State:	CT
Zip Code:	06830
Telephone:	203-409-0810
Facsimile:
Email:	nmessafi@deeptrackcapital.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Deep Track Biotechnology Master Fund, Ltd.

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	BIOMEDICAL VALUE FUND, L.P.

Signature:	/s/ TAVI YEHUDAI
Name:	TAVI YEHUDAI
Title:	MANAGING DIRECTOR

Investor Information
Entity Name:	BIOMEDICAL VALUE FUND, L.P.
Contact Person:	TAVI YEHUDAI
Address:	165 MASON STREET, 3RD FL
City:	GREENWICH
State:	CT
Zip Code:	06830
Telephone:	203-971-3314
Facsimile:
Email:	TYEHUDAI@GPPFUNDS.COM
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	BIOMEDICAL VALUE FUND, L.P.

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	BIOMEDICAL OFFSHORE VALUE FUND, L.P.

Signature:	/s/ TAVI YEHUDAI
Name:	TAVI YEHUDAI
Title:	MANAGING DIRECTOR

Investor Information
Entity Name:	BIOMEDICAL OFFSHORE VALUE FUND, L.P.
Contact Person:	TAVI YEHUDAI
Address:	165 MASON STREET, 3RD FL
City:	GREENWICH
State:	CT
Zip Code:	06830
Telephone:	203-971-3314
Facsimile:
Email:	TYEHUDAI@GPPFUNDS.COM
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	BIOMEDICAL OFFSHORE VALUE FUND, L.P.

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Cadian Capital Management, LP
By:	Cadian Capital Management GP, LLC, its General Partner

Signature:	/s/ D. Justin Griffith
Name:	D. Justin Griffth
Title:	COO / General Counsel

Investor Information
Entity Name:	Cadian Capital Management, LP on behalf of Cadian Master Fund, L.P.
Contact Person:	Conor O’Brien - CFO
Address:	535 Madison Avenue, 36th Floor
City:	New York
State:	New York
Zip Code:	10022
Telephone:	1.212.792.8800
Facsimile:	N/A
Email:	backoffice@cadiancap.com
Tax ID # or Social Security #:	Cadian Master Fund, L.P. – XX-XXXXXXX
Name in which Shares should be issued:	Cadian Master Fund, L.P.

INVESTOR:

[if signatory is an entity]

Entity:	Empery Asset Master, LTD
By:	Empery Asset Management, LP, its authorized agent

Signature:	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP

Investor Information
Entity Name:	Empery Asset Master, LTD
Contact Person:	Brett S. Director
Address (for notice purposes):	c/o Empery Asset Management, LP One Rockefeller Plaza, Suite 1205 New York, NY 10020
Address (for Delivery of Securities purposes):	Fidelity Investments Mailzone KClN-CM 100 Crosby Parkway Covington, KY 41015 Attn: James Flanigan 859-386-7577
Telephone:	(212) 608-3300
Facsimile:	N/A
Email:	notices@emperyam.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Empery Asset Master, LTD

INVESTOR:

[if signatory is an entity]

Entity:	Empery Tax Efficient, LP
By:	Empery Asset Management, LP, its authorized agent

Signature:	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP

Investor Information
Entity Name:	Empery Tax Efficient, LP
Contact Person:	Brett S. Director
Address (for notice purposes):	c/o Empery Asset Management, LP One Rockefeller Plaza, Suite 1205 New York, NY 10020
Address (for Delivery of Securities purposes):	Fidelity Investments Mailzone KClN-CM 100 Crosby Parkway Covington, KY 41015 Attn: James Flanigan 859-386-7577
Telephone:	(212) 608-3300
Facsimile:	N/A
Email:	notices@emperyam.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Empery Tax Efficient, LP

INVESTOR:

[if signatory is an entity]

Entity:	Empery Tax Efficient III, LP
By:	Empery Asset Management, LP, its authorized agent

Signature:	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP

Investor Information
Entity Name:	Empery Tax Efficient III, LP
Contact Person:	Brett S. Director
Address (for notice purposes):	c/o Empery Asset Management, LP One Rockefeller Plaza, Suite 1205 New York, NY 10020
Address (for Delivery of Securities purposes):	Fidelity Investments Mailzone KClN-CM 100 Crosby Parkway Covington, KY 41015 Attn: James Flanigan 859-386-7577
Telephone:	(212) 608-3300
Facsimile:	N/A
Email:	notices@emperyam.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Empery Tax Efficient III, LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Blue Sparrow Onshore Fund LP
By:	Blue Sparrow Funds GP LLC, its general partner

Signature:	/s/ Dror Bar-Ziv
Name:	Dror Bar-Ziv
Title:	Manager

Investor Information
Entity Name:	Blue Sparrow Onshore Fund LP
Contact Person:	Julia Ruthven
Address:	6114 La Salle Avenue #303
City:	Oakland
State:	California
Zip Code:	94611
Telephone:	415-634-9853
Facsimile:
Email:	julia@bluesparrowpartners.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Blue Sparrow Onshore Fund LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Prelude Opportunity Fund, LP
By:	Diametric Capital LP, its Sub-Advisor

Signature:	/s/ David Salvietti
Name:	David Salvietti
Title:	Chief Operating Officer

Investor Information
Entity Name:	Prelude Opportunity Fund, LP
Contact Person:	David Salvietti
Address:	131 Dartmouth Street, 3rd Floor
City:	Boston
State:	MA
Zip Code:	02116
Telephone:	617-443-2029
Facsimile:
Email:	dave.salvietti@diametriccapital.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Prelude Opportunity Fund, LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Diametric True Alpha Enhanced Market Neutral Master Fund LP

Signature:	/s/ David Salvietti
Name:	David Salvietti
Title:	Chief Operating Officer

Investor Information
Entity Name:	Diametric True Alpha Enhanced Market Neutral Master Fund LP
Contact Person:	David Salvietti
Address:	131 Dartmouth Street, 3rd Floor
City:	Boston
State:	MA
Zip Code:	02116
Telephone:	617-443-2029
Facsimile:
Email:	dave.salvietti@diametriccapital.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Diametric True Alpha Enhanced Market Neutral Master Fund LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	Diametric True Alpha Market Neutral Master Fund LP

Signature:	/s/ David Salvietti
Name:	David Salvietti
Title:	Chief Operating Officer

Investor Information
Entity Name:	Diametric True Alpha Market Neutral Master Fund LP
Contact Person:	David Salvietti
Address:	131 Dartmouth Street, 3rd Floor
City:	Boston
State:	MA
Zip Code:	02116
Telephone:	617-443-2029
Facsimile:
Email:	dave.salvietti@diametriccapital.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	Diametric True Alpha Market Neutral Master Fund LP

INVESTOR:

[if signatory is an individual]

Signature:

Name:

[if signatory is an entity]

Entity:	JZG Investments LLC

Signature:	/s/ Justin Gordon
Name:	Justin Gordon
Title:	Managing Member

Investor Information
Entity Name:	JZG Investments LLC
Contact Person:	Justin Gordon
Address:	20 Cricket Club Drive
City:	Roslyn
State:	NY
Zip Code:	11576
Telephone:	(516) 353-0427
Facsimile:	N/A
Email:	jzgordonbiz@gmail.com
Tax ID # or Social Security #:	XX-XXXXXXX
Name in which Shares should be issued:	JZG Investments LLC

EXHIBIT A

Schedule of Investors

Investor Name and Address	Number of Shares to be Purchased	Aggregate Purchase Price of Shares
Park West Investors Master Fund, Limited 900 Larkspur Landing Circle Suite 165 Larkspur, CA 94939 operations@parkwestllc.com	1,170,393	$40,963,755.00
Park West Partners International, Limited 900 Larkspur Landing Circle Suite 165 Larkspur, CA 94939 operations@parkwestllc.com	115,321	$4,036,235.00
Newtyn Partners, LP 60 East 42nd Street Suite 960 New York, NY 10165 nlevy@newtyn.com	339,428	$11,879,980.00
Newtyn TE Partners, LP 60 East 42nd Street Suite 960 New York, NY 10165 nlevy@newtyn.com	232,000	$8,120,000.00
Deep Track Biotechnology Master Fund, Ltd. 200 Greenwich Avenue 3rd Floor Greenwich, CT 06830 nmessafi@deeptrackcapital.com	285,714	$9,999,990.00
Biomedical Value Fund, L.P. 165 Mason Street 3rd Floor Greenwich, CT 06830 tyehudai@gppfunds.com	174,000	$6,090,000.00
Biomedical Offshore Value Fund, Ltd. 165 Mason Street 3rd Floor Greenwich, CT 06830 tyehudai@gppfunds.com	111,714	$3,909,990.00

Cadian Capital Management, LP on behalf of Cadian Master Fund, L.P. 535 Madison Avenue 36th Floor New York, NY 10022 backoffice@cadiancap.com	285,714	$9,999,990.00
Empery Asset Master, LTD c/o Empery Asset Management, LP One Rockefeller Plaza Suite 1205 New York, NY 10020 notices@emperyam.com	51,978	$1,819,230.00
Empery Tax Efficient, LP c/o Empery Asset Management, LP One Rockefeller Plaza Suite 1205 New York, NY 10020 notices@emperyam.com	13,665	$478,275.00
Empery Tax Efficient III, LP c/o Empery Asset Management, LP One Rockefeller Plaza Suite 1205 New York, NY 10020 notices@emperyam.com	14,357	$502,495.00
Blue Sparrow Onshore Fund LP 6114 La Salle Avenue #303 Oakland, CA 94611 julia@bluesparrowpartners.com	28,571	$999,985.00
Prelude Opportunity Fund, LP 437 Madison Avenue, 33rd Floor New York, NY 10022 dave.salvietti@diametriccapital.com	6,093	$213,255.00
Diametric True Alpha Enhanced Market Neutral Master Fund LP 1 Nexus Way, Camana Bay Grand Cayman, KY1-9005 Cayman Islands dave.salvietti@diametriccapital.com	2,917	$102,095.00
Diametric True Alpha Market Neutral Master Fund LP 1 Nexus Way, Camana Bay Grand Cayman, KY1-9005 Cayman Islands dave.salvietti@diametriccapital.com	990	$34,650.00
JZG Investments LLC 20 Cricket Club Drive Roslyn, NY 11576 jzgordonbiz@gmail.com	570	$19,950.00
Totals:	2,833,425	$99,169,875.00

EXHIBIT B

Form of Registration Rights Agreement

APPENDIX I

Form of Investor Questionnaire

APPENDIX II

Form of Selling Stockholder Questionnaire